Exhibit 99.1

Ebix Signs Debt Extension Amendment with Existing Lenders

Johns Creek, GA – February 22, 2023 – Ebix, Inc. (NASDAQ: “Ebix”), a leading international supplier of On-Demand software and E-commerce services to the insurance, financial, healthcare, and e-learning industries, announced that it has signed an amendment (“Amendment No. 13”) to its existing credit agreement, extending the maturity date to May 23, 2023.

Amendment No. 13 provides for, among other things, an extension of the maturity date for both the revolving line of credit (the “Revolver”) and the term loan (the “Term Loan”) each as existing under the Credit Agreement. It was conditioned, among other things, upon the Company (i) making a $5,000,000 prepayment of the Revolver and (ii) paying a customary consent fee.

Amendment No. 13 modifies certain repayment provisions in the Credit Agreement to provide that (i) each repayment of the Revolver shall be accompanied by a corresponding reduction of the aggregate revolving commitments, with amounts repaid on the Revolver not being available to be reborrowed and (ii) the Company shall be required to make an amortization payment on the Term Loan in an amount of $5,000,000 for the fiscal quarter ending March 31, 2023.

Amendment No. 13 will result in an approximately 1.00% per annum interest rate increase for the interest period beginning February 21, 2023 compared to the interest period ended immediately prior thereto.

“At Ebix, we run a Company with strong operating metrics and cash flows. We are aware that our operating metrics are the envy of the industry and the only thing impacting it adversely is the cost of debt. We are also aware that it is in the best interest of our shareholders and the Company, to ideally have a debt-free company or a company with minimal debt.” Ebix, Inc. President and CEO, Robin Raina said. “We are focused on maximizing shareholder value. All our decisions related to any refinancing or debt reduction efforts are driven by that core principle and this extension is a step forward in that direction.”

Robin added, “We are exploring many strategic steps including an expeditious EbixCash IPO (once DRHP is approved) or/and certain other strategic initiatives, in consultation with our Indian and US investment bankers. We are focused on taking the most investor friendly path while reducing or minimizing our debt. This extension allows us the time to take various steps, towards achieving that end goal.”

About Ebix, Inc.

With approximately 200 offices across 6 continents, Ebix, Inc., (NASDAQ: EBIX) endeavors to provide on-demand software and e-commerce services to the insurance, financial services, travel, healthcare and e-learning industries. In the Insurance sector, Ebix’s main focus is to develop and deploy a wide variety of insurance and reinsurance exchanges on an on-demand basis, while also, providing Software-as-a-Service (“SaaS”) enterprise solutions in the area of CRM, front-end & back-end systems, outsourced administration and risk compliance services, around the world.

With a “Phygital” strategy that combines over 650,000 physical distribution outlets in many Southeast Asian Nations (“ASEAN”) countries, to an Omni-channel online digital platform, the Company’s EbixCash Financial exchange portfolio of software and services encompasses domestic and international money remittance, foreign exchange (Forex), travel, pre-paid gift cards, utility payments, lending and wealth management across 75+ countries including India. EbixCash’s Forex operations is a leader in India’s airport Forex business, with operations in approximately 20 international airports, including Delhi, Mumbai, Hyderabad, Chennai and Kolkata, combined conducting over $4.8 billion in gross transaction value per year (pre-COVID-19). EbixCash’s inward remittance business in India processed approximately $5 billion in gross annual remittance volume (pre-COVID-19) and is the clear market leader. EbixCash, through its travel portfolio of Via and Mercury, is also one of Southeast Asia’s leading travel exchanges with over 517,000 agents and approximately 17,900 registered corporate clients, combined having processed an estimated $2.5 billion in gross merchandise value per year (pre-COVID-19). EbixCash’s financial technologies business offers software solutions at the enterprise level for banks, asset and wealth management companies and trust companies within India, Southeast Asia, the Middle East and Africa. The EbixCash’s e-learning solutions are provided to schools across the breadth of India via high quality 2-D and 3-D animation and multimedia learning. EbixCash’s business process outsourcing services provide information technology and call center services to a variety of industries.

Through its various SaaS-based software platforms, Ebix employs thousands of domain-specific technology professionals to provide products, support and consultancy to thousands of customers on six continents. For more information, visit the Company’s website at www.ebix.com

CONTACT:

Satish Sapru

satish.sapru@Ebix.com or +91 99990 13426

Darren Joseph

IR@ebix.com or +1 678 281 2027

David Collins or Chris Eddy, Catalyst Global

ebix@catalyst-ir.com or + 1 212-924-9800

SAFE HARBOR REGARDING FORWARD-LOOKING STATEMENTS

As used herein, the terms “Ebix,” “the Company,” “we,” “our,” and “us” refer to Ebix, Inc., a Delaware corporation, and its consolidated subsidiaries as a combined entity, except where it is clear that the terms mean only Ebix, Inc.

The information contained in this Press Release contains forward-looking statements and information within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. This information includes assumptions made by, and information currently available to management, including statements regarding future economic performance and financial condition, liquidity and capital resources, acceptance of the Company’s products by the market, and management’s plans and objectives. In addition, certain statements included in this and our future filings with the Securities and Exchange Commission (“SEC”), in press releases, and in oral and written statements made by us or with our approval, which are not statements of historical fact, are forward-looking statements. Words such as “may,” “could,” “should,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “seeks,” “plan,” “project,” “continue,” “predict,” “will,” and other words or expressions of similar meaning are intended by the Company to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are found at various places throughout this report and in the documents incorporated herein by reference. These statements are based on our current expectations about future events or results and information that is currently available to us, involve assumptions, risks, and uncertainties, and speak only as of the date on which such statements are made.

Our actual results may differ materially from those expressed or implied in these forward-looking statements. Factors that may cause such a difference, include, but are not limited to those discussed in our Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent reports filed with the SEC, as well as: the ongoing effects of the Covid-19 global pandemic, the willingness of independent insurance agencies to outsource their computer and other processing needs to third parties; pricing and other competitive pressures and the Company’s ability to gain or maintain share of sales as a result of actions by competitors and others; changes in estimates in critical accounting judgments; changes in or failure to comply with laws and regulations, including accounting standards, taxation requirements (including tax rate changes, new tax laws and revised tax interpretations) in domestic or foreign jurisdictions; exchange rate fluctuations and other risks associated with investments and operations in foreign countries (particularly in India, Australia and Asia, Latin America and Europe wherein we have significant and/or growing operations); fluctuations in the equity markets, including market disruptions and significant interest rate fluctuations, which may impede our access to, or increase the cost of, external financing; ability to secure additional financing to support capital requirements; credit facility provisions that could materially restrict our business; costs and effects of litigation, investigations or similar matters that could affect our business, operating results and financial condition; and international conflict, including terrorist acts and wars.

Except as expressly required by the federal securities laws, the Company undertakes no obligation to update any such factors, or to publicly announce the results of, or changes to any of the forward-looking statements contained herein to reflect future events, developments, changed circumstances, or for any other reason. Readers should carefully review the disclosures and the risk factors described in the documents we file from time to time with the SEC, including future reports on Forms 10-Q and 8-K, and any amendments thereto.

You may obtain our SEC filings at our website, www.ebix.com under the “Investor Information” section, or over the Internet at the SEC’s web site, www.sec.gov

Disclaimer:

EbixCash Limited is proposing, subject to receipt of requisite approvals, market conditions and other considerations, to make an initial public offer of its equity shares and has filed a draft red herring prospectus (“DRHP”) with the Securities and Exchange Board of India. The DRHP is available on the website of the SEBI at www.sebi.gov.in as well as on the websites of the book running lead managers, Motilal Oswal Investment Advisors Limited at www.motilaloswalgroup.com, Equirus Capital Private Limited at www.equirus.com, ICICI Securities Limited at www.icicisecurities.com, SBI Capital Markets Limited at www.sbicaps.com and YES Securities (India) Limited at www.yesinvest.in, respectively, and the websites of the stock exchange(s) at www.bseindia.com and www.nseindia.com, respectively. Investors should note that investment in equity shares involves a high degree of risk and for details relating to such risk, see “Risk Factors” of the RHP, when available. Potential investors should not rely on the DRHP for any investment decision.